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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               SEPTEMBER 6, 1996


                          NOBLE DRILLING CORPORATION
            (Exact name of registrant as specified in its charter)



Delaware                       0-13857                       73-0374541
(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)



         10370 Richmond Avenue, Suite 400, Houston, Texas      77042
         (Address of principal executive offices)         (Zip Code)



              Registrant's telephone number, including area code:

                                 (713) 974-3131
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Item 5.  Other Events.

         Noble Drilling Corporation (the "Company") announced today that it is soliciting consents (the "Consents"), upon the terms and subject to the conditions set forth in a Consent Solicitation Statement and the accompanying form of Consent (together, the "Consent Solicitation"), to the execution of a First Supplemental Indenture effecting certain proposed amendments (the "Proposed Amendments") to the Indenture dated as of October 1, 1993 (the "Indenture") between the Company and Texas Commerce Bank National Association, as trustee, pursuant to which the 9 1/4% Senior Notes Due 2003 (the "9 1/4% Senior Notes") of the Company were issued. The Consents are being solicited from holders of record of the 9 1/4% Senior Notes as of 5:00 P.M., New York City time, on Thursday, September 5, 1996.

         The purpose of the Proposed Amendments is to make the definitions, covenants and events of default contained in the Indenture consistent with those contained in the Indenture dated as of July 1, 1996 between the Company and Texas Commerce Bank National Association, as trustee, pursuant to which $125,000,000 principal amount of 9 1/8% Senior Notes due 2006 (the "9 1/8% Senior Notes") of the Company were issued on July 1, 1996.

         Attached hereto as Exhibit 99.1 is the press release announcing the Consent Solicitation, and attached hereto as Exhibit 99.2 is the Consent Solicitation Statement (excluding Annex III, which is the Prospectus of the Company dated June 26, 1996 relating to the 9 1/8% Senior Notes, and Annex IV, which is the Company's Form 10-Q for the quarterly period ended June 30, 1996).

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 Exhibit No.      Description
                 -----------      -----------
                    99.1          Press Release dated September 6, 1996

                    99.2          Consent Solicitation Statement dated September 6, 1996

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 6, 1996                NOBLE DRILLING CORPORATION


                                        By:/s/ Byron L. Welliver
                                           -------------------------------------
                                            Byron L. Welliver,
                                            Senior Vice President-Finance,
                                               Treasurer and Controller
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                               INDEX TO EXHIBITS


 Exhibit                                                                                     Sequentially
 Number                                              Exhibit                                Numbered Page
- ---------                        ----------------------------------------------            ---------------
 99.1 -                          Press Release dated September 6, 1996

 99.2 -                          Consent Solicitation Statement dated September
                                 6, 1996